                                                                                                       Exhibit 10.3

                                                                                                     EXECUTION COPY

                                                     GUARANTY

         THIS GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is made as of  June 30, 2004, by each of  MIDLAND CREDIT MANAGEMENT, INC.,  a Kansas corporation, MIDLAND FUNDING NCC-2 CORPORATION, a Delaware corporation, and MIDLAND ACQUISITION CORPORATION, a
Delaware corporation (each an “Initial Guarantor”, and together with any additional Domestic Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached hereto as Annex I, the
“Guarantors”), in favor of BANK ONE, NA (Main Office Chicago), as Administrative Agent (the “Administrative
Agent”) for the benefit of the Holders of Secured Obligations under the Credit Agreement described below.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit
Agreement described below.

                                                    WITNESSETH:

         WHEREAS, Encore Capital Group, Inc., a Delaware corporation (the “Borrower”), has entered into that certain Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions from time to time parties thereto as lenders (the “Lenders”), and the Administrative Agent, which
Credit Agreement provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations by the Lenders to the Borrower;

         WHEREAS, it is a condition precedent to the extensions of credit by the Lenders under the Credit
Agreement that each of the Guarantors (constituting all of the Domestic Subsidiaries of the Borrower required to execute this Guaranty pursuant to Section 6.25 of the Credit Agreement) execute and deliver this Guaranty, whereby each of the Guarantors, without limitation and with full recourse, shall guarantee the payment when due of all Secured Obligations, including, without limitation, all principal, interest, letter of credit reimbursement obligations and other amounts that shall be at any time payable by the Borrower under the Credit
Agreement or the other Loan Documents; and

         WHEREAS, in consideration of the direct and indirect financial and other support that the Borrower has provided, and such direct and indirect financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Credit
Agreement, each of the Guarantors is willing to guarantee the Secured Obligations under the Credit Agreement and the other Loan Documents;

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Representations, Warranties and Covenants.  In order to induce the Administrative Agent and the
Lenders to enter into the Credit Agreement and to make the Loans and the other financial accommodations to the
Borrower and to issue the Facility LCs described in the Credit Agreement, each of the Guarantors represents and warrants to each Lender and the Administrative Agent as of the date of this Agreement, giving effect to the consummation of the transactions contemplated by the Loan Documents on the Closing Date, and thereafter on each date as required by Section 4.2 of the Credit Agreement that:
(a)      It (i) is a corporation, partnership or limited liability company, or partnership duly incorporated or organized, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (ii) is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction where the business by it makes such qualification necessary, and (iii) has all requisite corporate, partnership or limited liability power and authority, as the case may be, to own, operate and encumber its Property and to conduct its business in each jurisdiction in which its business is conducted.
(b)      It has the requisite corporate, limited liability company or partnership, as applicable, power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder.  The execution and delivery by it of this Guaranty and the performance by each of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing.
(c)      Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) conflict with the charter or other organizational documents of such Guarantor, (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any law, rule, regulation, order, writ, judgment, injunction, decree or award (including, without limitation, any environmental property transfer laws or regulations) applicable to such Guarantor or any provisions of any indenture, instrument or agreement to which such Guarantor is party or is subject or which it or its Property is bound or affected, or require termination of any such indenture, instrument or agreement, (iii) result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of such Guarantor, other than Liens permitted or created by the Loan Documents, or (iv) require any approval of such Guarantor’s board of directors or shareholders or unitholders except such as have been obtained.  Except as set forth in Section 5.3 of the Credit
Agreement and assuming the filing of financing statements in relevant jurisdictions as required, the execution, delivery and performance by the Guarantors of each of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any governmental authority, including under any environmental property transfer laws or regulations, except filings, consents or notices which have been made.

(d)      It has no Indebtedness other than Indebtedness permitted under Section 6.14 of the Credit Agreement.

         In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any
Revolving Loan Commitment and Swing Line Commitment (collectively, the “Commitments”) outstanding under the
Credit Agreement or any amount payable under the Credit Agreement or any other Secured Obligations shall remain unpaid, it will, and, if necessary, will enable the Borrower to, fully comply with those covenants and agreements of the Borrower applicable to such Guarantor set forth in the Credit Agreement.
Section 2.        The Guaranty.  Each of the Guarantors hereby unconditionally guarantees, jointly and severally with the other Guarantors, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Secured Obligations, including, without limitation, (i) the principal of and interest on each Advance made to the Borrower pursuant to the Credit Agreement, (ii) any Reimbursement
Obligations of the Borrower or the performance by it of such Reimbursement Obligations, (iii) all other amounts payable by the Borrower under the Credit Agreement and the other Loan Documents, including, without limitation, all Rate Management Obligations, and (iv) the punctual and faithful performance, keeping, observance, and fulfillment by the Borrower of all of the agreements, conditions, covenants, and obligations of the Borrower contained in the Loan Documents (all of the foregoing being referred to collectively as the “Guaranteed
Obligations”).  Upon (x) the failure by the Borrower, or any of its Affiliates, as applicable, to pay punctually any such amount or perform such obligation, and (y) such failure continuing beyond any applicable grace or notice and cure period, each of the Guarantors agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Credit Agreement or the relevant Loan Document, as the case may be.  Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.
Section 3.        Guaranty Unconditional.  The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(i)      any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the
         Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;
(ii)     any modification or amendment of or supplement to the Credit Agreement, any agreement evidencing a Rate
         Management Transaction or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;
(iii)    any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;
(iv)     any change in the corporate, partnership or other existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the
         Borrower or any other guarantor of any of the Guaranteed Obligations;
(v)      the existence of any claim, setoff or other rights which the Guarantors may have at any time against the
         Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Holder
         of Secured Obligations or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(vi)     the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any agreement evidencing a Rate Management Transaction or any other
         Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;
(vii)    the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;
(viii)   the election by, or on behalf of, any one or more of the Holders of  Secured Obligations, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.)
         (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;
(ix)     any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section
         364 of the Bankruptcy Code;
(x)      the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the
         Holders of Secured Obligations or the Administrative Agent for repayment of all or any part of the
         Guaranteed Obligations;
(xi)     the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or
(xii)    any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the
         Guaranteed Obligations, the Administrative Agent, any Holder of Secured Obligations or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder.

Section 4.        Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances; Discharge of
Guaranty Upon Sale of Guarantor.
(A)      Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances.  Except as provided in
Section 4(B) below, each of the Guarantors’ obligations hereunder shall remain in full force and effect until all
Guaranteed Obligations shall have been paid in full in cash and the Commitments and all Facility LCs issued under the Credit Agreement shall have terminated or expired or, in the case of all Facility LCs, are fully collateralized on terms reasonably acceptable to the Administrative Agent.  If at any time any payment of the principal of or interest on any Advance or Reimbursement Obligation or any other amount payable by the Borrower or any other party under the Credit Agreement, any agreement evidencing a Rate Management Transaction or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each of the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.
(B)      Discharge of Guaranty Upon Sale of Guarantor.  If all of the stock or partnership or membership interests of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger, consolidation or dissolution) in a sale or other disposition not prohibited by the Credit Agreement or that is otherwise consented to by Required Lenders, the obligations of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Credit Party or any other Person effective as of the time of such sale or other disposition.

Section 5.        General Waivers; Additional Waivers.
(A)      General Waivers.  Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.
(B)      Additional Waivers.  Notwithstanding anything herein to the contrary, each of the Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives:
(i)      any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;
(ii)     (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3)notice of the amount of the Guaranteed Obligations, subject, however, to each Guarantor’s right to make inquiry of Administrative Agent and Holders of Secured Obligations to ascertain the amount of the Guaranteed
         Obligations at any reasonable time; (4)notice of any adverse change in the financial condition of the
         Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (5)notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan
         Documents; (6)notice of any Unmatured Default or Default; and (7)all other notices (except if such notice is specifically required to be given to such Guarantor hereunder or under the Loan Documents) and demands to which each Guarantor might otherwise be entitled;
(iii)    its right, if any, to require the Administrative Agent and the other Holders of Secured Obligations to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the other Holders of Secured Obligations has or may have against, the other Guarantors or any third party, or against any Collateral provided by the other Guarantors, or any third party; and each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the other Guarantors or by reason of the cessation from any cause whatsoever of the liability of the other Guarantors in respect thereof;
(iv)     (a) any rights to assert against the Administrative Agent and the other Holders of Secured Obligations any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the other Guarantors or any other party liable to the Administrative Agent and the other Holders of Secured Obligations; (b) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (c) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, arising by reason of:  the impairment or suspension of the Administrative Agent’s and the other Holders of Secured Obligations' rights or remedies against the other Guarantors; the alteration by the
         Administrative Agent and the other Holders of Secured Obligations of the Guaranteed Obligations; any
         discharge of the other Guarantors’ obligations to the Administrative Agent and the other Holders of
         Secured Obligations by operation of law as a result of the Administrative Agent’s and the other Holders of Secured Obligations' intervention or omission; or the acceptance by the Administrative Agent and the other Holders of Secured Obligations of anything in partial satisfaction of the Guaranteed Obligations;
         and (d) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder; and
(v)      any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Administrative Agent and the other Holders of Secured Obligations; or (b) any election by the Administrative Agent and the other Holders of Secured Obligations under Section 1111(b) of Title
         11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect (or any successor statute), to limit the amount of, or any collateral securing, its claim against the Guarantors:
Section 6.        Subordination of Subrogation.  Until the Guaranteed Obligations have been fully and finally performed and indefeasibly paid (other than contingent indemnity obligations) the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which the LC Issuer, Holders of Secured Obligations or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Secured Obligations or any other
Person, and until such time the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Holders of Secured Obligations and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrower to the
Holders of Secured Obligations.  Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the
Guarantor may have to the payment in full in cash of the Guaranteed Obligations until the Guaranteed Obligations are paid in full in cash (other than contingent indemnity obligations) and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are paid in full in cash.  Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative
Agent and the Holders of Secured Obligations and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Holders of Secured
Obligations and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6.
Section 7.        Contribution with Respect to Guaranteed Obligations.
(a)      To the extent that any Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such
Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment)
bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following payment in full in cash of the Guarantor Payment and the Guaranteed
Obligations, and all Commitments and Facility LCs have terminated or expired or, in the case of all Facility LCs, are fully collateralized on terms reasonably acceptable to the Administrative Agent, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.
(b)      As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state
Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.
(c)      This Section 7 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 7 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.
(d)      The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.
(e)      The rights of the indemnifying Guarantors against other Guarantors under this Section 7 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash and the termination or expiry (or in the case of all Facility LCs full collateralization) on terms reasonably acceptable to the
Administrative Agent of the Commitments and all Facility LCs issued under the Credit Agreement.
Section 8.        Stay of Acceleration.  If acceleration of the time for payment of any amount payable by the
Borrower under the Credit Agreement, any counterparty to any  agreement evidencing a Rate Management Transaction or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or any of their Affiliates, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any agreement evidencing a Rate Management Transaction or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.
Section 9.        Notices.  All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XIII of the Credit Agreement with respect to the Administrative Agent at its notice address therein and, with respect to any Guarantor, in the care of the Borrower at the address of the
Borrower set forth in the Credit Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such Article
XIII.
Section 10.       No Waivers.  No failure or delay by the Administrative Agent or any Holders of Secured
Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided in this Guaranty, the Credit Agreement, any agreement evidencing a Rate Management Transaction and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 11.       Successors and Assigns.  This Guaranty is for the benefit of the Administrative Agent and the
Holders of Secured Obligations and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section 11 shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreement, any agreement evidencing a Rate Management Transaction or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.
Section 12.       Changes in Writing.  Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Supplement hereto in the form attached as Annex I, neither this
Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Required Lenders under the
Credit Agreement (or all of the Lenders if required pursuant to the terms of Section 8.2 of the Credit Agreement).
Section 13.       CHOICE OF LAW.   THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) BUT GIVING EFFECT TO
FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
Section 14.       CONSENT TO JURISDICTION; JURY TRIAL.
(A)      CONSENT TO JURISDICTION.  EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF
ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING
ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN
RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY
OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A
COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY PARTY HERETO TO
BRING PROCEEDINGS IN THE COURTS OF ANY OTHER JURISDICTION.
(B)      WAIVER OF JURY TRIAL.  EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING,
DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF,
RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.
Section 15.       No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Guaranty.  In the event an ambiguity or question of intent or interpretation arises, this
Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

Section 16.       Expenses of Enforcement, Etc.  Subject to the terms of the Credit Agreement, after the occurrence of a Default under the Credit Agreement, the Lenders shall have the right at any time to direct the
Administrative Agent to commence enforcement proceedings with respect to the Guaranteed Obligations.  The
Guarantors agree to reimburse the Administrative Agent and the Holders of Secured Obligations for any costs and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Administrative
Agent and the Holders of Secured Obligations), paid or incurred by the Administrative Agent or any Holders of
Secured Obligations in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty.  The Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder to the Holders of Secured Obligations on a pro rata basis for application in accordance with the terms of the Credit Agreement.

Section 17.       Setoff.  At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each Holder of Secured Obligations and the Administrative Agent may,
without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations  (i) any indebtedness due or to become due from such Holder of Secured Obligations or the Administrative Agent to any
Guarantor, and (ii)any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such Holder of Secured Obligations or the Administrative Agent or any of their respective affiliates.

Section 18.       Financial Information.  Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the
Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Holders of Secured Obligations or the Administrative Agent shall have any duty to advise such
Guarantor of information known to any of them regarding such condition or any such circumstances.  In the event any Holder of Secured Obligations or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Holder of Secured Obligations or the
Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Holder of Secured Obligations or the Administrative
Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

Section 19.       Severability.  Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Section 20.       Merger.  This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any Holder of Secured Obligations or the Administrative
Agent.

Section 21.       Headings.  Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

                                            [SIGNATURE PAGES TO FOLLOW]

                                            Signature Page to Guaranty

         IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

Midland Credit Management, Inc. , as a Guarantor             Midland Funding NCC-2 Corporation, as a Guarantor

By: /s/ Carl C. Gregory, III                                 By:    /s/ Carl C. Gregory, III
Name:    Carl C. Gregory, III                                Name:     Carl C. Gregory, III
Title:   President & CEO                                 Title:    President

MIDLAND ACQUISITION CORPORATION, as a Guarantor

By: /s/ Carl C. Gregory, III
Name:     Carl C. Gregory, III
Title:    President

Acknowledged and Agreed to:

BANK ONE, NA (MAIN OFFICE CHICAGO),
as Administrative Agent

By: /s/ Steven J. Krakoski
Name:  Steven J. Krakoski
Title: First Vice President

                                                ANNEX I TO GUARANTY

         Reference is hereby made to the Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of June 30, 2004, made by each of  MIDLAND CREDIT
MANAGEMENT, INC.,  a Kansas corporation, MIDLAND FUNDING NCC-2 CORPORATION, a Delaware corporation, and MIDLAND
ACQUISITION CORPORATION, a Delaware corporation, (each an “Initial Guarantor”, and together with any additional
Domestic Subsidiaries which become parties to the Guaranty by executing a Supplement thereto substantially similar in form and substance hereto, the “Guarantors”), in favor of the Administrative Agent, for the ratable benefit of the Holders of Secured Obligations, under the Credit Agreement.  Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.  By its execution below, the undersigned,
[NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto.  By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.

         IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company]
has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________, ____.

[NAME OF NEW GUARANTOR]

By:____________________________________
Title:__________________________________